AVALON CAPITAL, INC.




                              --------------------
                               SEMI-ANNUAL REPORT
                              --------------------



                               February 28, 1998

AVALON CAPITAL, INC.

--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                               April 21, 1997
--------------------------------------------------------------------------------

Dear Shareholders,

For the six months ended February 27, 1998 Net Asset Value (NAV) rose from $13.35 to $16.40 - an annualized gain of 51.43%. As of today, NAV has risen further to $18.15, close to its all-time high. In addition, Avalon Capital was cited recently by Lipper Analytical Services for ranking number 1 for 1997 in its Capital Appreciation Closed-End Fund category.

On February 27, 1998, the Fund's second annual redemption took place, and 46,281 shares were redeemed. In addition, the Fund sold 5,288 new shares on September 30, 1997.

                     ---------------------------------------------

While most investors focus on the performance of their investments - and rightly so - they often overlook the importance of taxes. Now that another April 15th has come and gone, it may be worth reviewing how our strategy not only provides superior performance, but also reduces investment costs, especially your tax bill.

The key to our strategy is to own a group of companies whose earnings are likely to be much larger in 5, 10, and 20 years. If the earnings of these companies grow at a rapid rate, we're likely to see similar gains in their share prices.

At times, the share prices will grow even faster than underlying earnings (i.e. the bull market in recent years). At other times, the share prices will increase more slowly - or even go down for a while.

But over long periods of time, if earnings grow substantially, share prices will likely follow.

What Could Go Wrong The obvious question then is what could go wrong. While most investors worry about what the stock market is going to do over the near term, our concern is what the earnings for our companies are going to do over the next decade or two. If the earnings aren't there, the capital gains won't materialize.


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                                                          Avalon Capital, Inc.

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


Assuming we're right about our earnings projections, what else can hurt our results? The answer, for a taxable investor, is paying too much in capital gains taxes.

For example, imagine that Avalon Capital's portfolio had annual turnover of 100%, not uncommon for mutual funds, instead of rates below 10% per year, and that, as a result, all the gains were taxable realized gains. An average 15% annual return would fall to 12% assuming long-term capital gains rates, and just 9% if all the gains were short-term and the investor was in the 40% bracket.

Now, $100,000 compounded at 15% for thirty years will grow to $6,621,177, but just $1,326,768 at 9%. The difference - $5,294,409 - would be due solely to taxes.

Hidden Dangers for Mutual Fund Investors
Consequently, two mutual funds with the exact same performance could give very different long-term results after taxes. And it gets worse. The dangers of taxable distributions from mutual funds are vividly described in a recent issue of Morningstar. Most investors in funds don't realize they can get hit with a particularly large tax bill even when a fund's NAV declines. As Morningstar describes one such fund:

      In 1997, many investors got socked with taxable capital gains on funds that finished the year with significant losses, which means that they effectively had to either sell shares of the fund at a loss or take money out of pocket to pay the taxes. Invesco Asian Growth, for example, paid out about 21% of its NAV in December, even though it finished the year down 38.5%. Thus, investors who put $10,000 in the fund at the beginning of 1997 would have finished the year with $6,150, and had to pay taxes on almost $1,300 in distributions to boot.

Morningstar goes on to point out that panic selling by some shareholders can aggravate the problem for remaining shareholders, since the fund manager must raise cash for departing shareholders and any gains realized are spread over a smaller base. Why aren't most mutual funds more sensitive to their shareholders' tax liabilities? According to Morningstar:



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                                                          Avalon Capital, Inc.

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


      The bigger issue, which goes well beyond the annoyance of funds that make large one-time distributions, is funds that are chronically unfriendly to their shareholders' tax forms. That happens more often than one might expect. Portfolio managers are compensated based on raw returns, and everyone wants to look good in rating and ranking systems (including Morningstar's) based on pretax returns. When we interview portfolio managers, they often gloss over tax considerations or wave off concerns about large distributions by stating that tax considerations shouldn't drive the investment process. A few tell us point-blank that they pay absolutely no attention to tax implications when making their investment decisions.


Our Goal:  Minimize Taxes!
In our years of managing assets for wealthy individuals and institutions, we have always very carefully managed tax liabilities, and other investment costs such as brokerage commissions, on an account by account basis. Our goal has been to keep such costs to an absolute minimum.

Now that we're managing a closed-end interval fund, we follow the same approach. Not only does our strategy result in relatively low tax bills, but we chose this type of fund to manage because we felt it was far superior to an open-end fund when it comes to lessening the impact of taxes.

Does this mean we'll never sell any of our companies? Of course not. We will sell shares in any company - and pay the capital gains tax - if we feel its earnings prospects have diminished and are unlikely to recover within a reasonable period of time. We will also sell when we find another investment that offers higher returns even after paying the tax.

But we are definitely "tax-efficient" in the way we invest. So far, Avalon Capital shareholders have received no capital gains distributions since the fund's first offering in November, 1995.


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                                                          Avalon Capital, Inc.

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


The following article by David Dreman from his "The Contrarian" column in the April 20, 1998 issue of Forbes discusses the issues raised above regarding taxes as they relate to mutual funds. It also describes the importance of other trading costs such as transaction charges. Investors in Avalon Capital should note that due to the fund's normally large bid/ask spread, it may make sense to place limit orders, as discussed in the article, when buying or selling the fund's shares.




/s/ Daniel E. Hutner
Daniel E. Hutner
Chairman and President



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                                                          Avalon Capital, Inc.

                              Two Costly Mistakes

                                By David Dreman
        Reprinted by permission of FORBES Magazine (C) Forbes Inc. 1998


The best-performing mutual fund is not always the best investment. Investors, especially novice investors, tend to pick mutual funds on the raw numbers, ignoring the effect that frequent trading can have on their taxes. That's okay in a tax-deferred or tax-free account, but it can poison your results in a taxable account.

If, as an example, a fund turned its portfolio over 100% in a year, an investor could face paying a federal tax of at least 20% and possibly as high as 40% depending on whether the gains were long or short term - on the fund's asset value. By contrast, a simple index fund that merely tracked the average would have incurred few if any income taxes. So a fund with a high turnover could beat the market, yet its shareholders would lag the averages.

Does this happen in the real world? The answer, unfortunately, is yes. Raw performance is what gets media attention and often with it, gushers of new money. Thus recently one major fund group brought in a new hired gun to pick up the performance of its flagship fund. The fund's results were excellent over the previous ten years, but had lagged in the past few. The new hand attacked the portfolio guns ablazing, mowing down and replacing much of its portfolio. As a result, this fund distributed in capital gains an amount equal to 33% of its asset value. The high-bracket investor took a hit of as much as 13% of his or her investment, including state taxes. What will the shareholder get in return for all this asset-shuffling? Not enough, in my view, to justify shareholders' taking this kind of haircut.

Another mistake a lot of investors make is to deal with the broker who offers the lowest commission rate. I'm not against low commissions, but the few cents a share you save can often cost 25 cents or more in the end. Here's why.

The lowest commissions available apply to market orders, which are executed on the bid side of the stock's bid-ask spread if the investor is a seller, and the asked side if he is a buyer. The larger the order and the thinner the volume in the issue, the more such orders will cost. To take an example, if a stock is thinly traded and the spread is 4 to 4 3/4, and you want to sell, you will get
4. If you have large size, you might get less, maybe 3 1/2 on average. Sure the investor saves a few pennies, maybe more, on commissions, but he can lose up to 50 cents on the bid-ask spread.

Here's how you avoid that trap: Avoid market orders. Instead use limit orders where you specify the price at which you will buy or sell the stock. Put the price somewhere between the bid and the asked price. Discount brokers will usually charge you an extra $5 per order for a limit order as opposed to a market order, but if that five bucks saves you even 1/64th of a point on a 1,000-share order, it's one heck of a bargain.

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                                                          Avalon Capital, Inc.

                                  Security
Shares                          Description                           Value
--------------------------------------------------------------------------------

Common Stocks  (105.09%)
Banks- Regional (3.93%)
        1,200   First Empire State Corp........................   $   566,400
                                                                 ------------

Beverages  (25.46%)
        8,200   Anheuser-Busch Companies, Inc..................       384,375
       40,400   Coca-Cola Company..............................     2,774,975
       14,000   Pepsico Inc....................................       511,875
                                                                 ------------
                                                                    3,671,225
                                                                 ------------

Commercial & Industrial Services (1.50%)
        8,000   Servicemaster L.P..............................       217,000
                                                                 ------------

Consumer Products  (1.65%)
        2,200   Gillette Company...............................       237,325
                                                                 ------------

Diversified Companies  (7.74%)
        20      Berkshire Hathaway, Inc. *.....................     1,116,000
                                                                 ------------

Entertainment  (13.72%)
        6,000   American Radio Systems Corp *..................       358,500
        1,500   Regal Cinemas, Inc. *..........................        44,344
        14,072  The Walt Disney Company........................     1,575,185
                                                                 ------------
                                                                    1,978,029
                                                                 ------------

Financial Services  (11.18%)
        17,900  American Express Company.......................     1,612,119
                                                                 ------------

Food Products  (2.46%)
           80   Earthgrains Company............................         3,465
        4,600   Wrigley (Wm) Jr. Company.......................       351,325
                                                                 ------------
                                                                      354,790
                                                                 ------------


                                  Security
Shares                          Description                           Value
--------------------------------------------------------------------------------

Insurance  (9.13%)
        10,950  American International Group, Inc..............  $  1,316,053
                                                                 ------------

Leisure/Amusement  (5.25%)
        10,000  EMI Group ADR *................................       177,500
        20,325  International Speedway Corporation.............       579,262
                                                                 ------------
                                                                      756,762
                                                                 ------------
Mining  (2.38%)
        16,000  Franco Nevada Mining, Ltd......................       343,466
                                                                 ------------

Mortgage Finance  (11.51%)
         9,200  Federal Home Loan
                   Mortgage Corporation........................       434,700
        19,200  Federal National Mortgage
                   Association.................................     1,225,200
                                                                 ------------
                                                                    1,659,900
                                                                 ------------

Newspaper  (2.42%)
         5,400  Gannett Company, Inc...........................       348,637
                                                                 ------------

Publishing   (1.03%)
         5,600  Readers Digest Association, Inc................       148,750
                                                                 ------------

Restaurants   (4.98%)
        12,400  McDonald's Corporation.........................       678,900
         1,400  Tricon Global Restaurants *....................        39,725
                                                                 ------------
                                                                      718,625
                                                                 ------------

Total Common Stocks (Cost $8,951,409)..........................    15,045,081
                                                                 ------------

Short-Term Holdings  ( .75%)
        108,796 Star Treasury Fund.............................       108,796
                                                                 ------------

Total Investments (Cost $9,060,205)............................  $ 15,153,877
                                                                 ============


* Denotes non-income producing securities


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See Notes to Financial Statements                          Avalon Capital, Inc.

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AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
February 28, 1998
(Unaudited)
-------------------------------------------------------------------------------

ASSETS:
     Investments, at value (cost $9,060,205)..................... $ 15,153,877
     Interest, dividends and other receivables...................        6,385
     Organization costs, net.....................................       53,482
     Other assets................................................        4,507
                                                                 -------------
Total Assets.....................................................   15,218,251
                                                                 -------------

LIABILITIES:
     Payable for Fund shares repurchased.........................      759,014
     Accrued advisory fee........................................       11,394
     Accrued fees and other expenses.............................       27,264
                                                                 -------------
Total Liabilities................................................      797,672
                                                                 -------------
NET ASSETS....................................................... $ 14,420,579
                                                                 -------------

COMPOSITION OF NET ASSETS:
     Paid-in capital............................................. $  8,429,861
     Accumulated net investment loss.............................     (171,468)
     Accumulated net realized gains on investments...............       68,514
     Net unrealized appreciation on investments..................    6,093,672
                                                                 -------------
NET ASSETS....................................................... $ 14,420,579
                                                                 =============
SHARES OUTSTANDING...............................................      879,333
                                                                 =============
NET ASSET VALUE PER SHARE (market value $15.00)..................      $ 16.40
                                                                 =============


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See Notes to Financial Statements                          Avalon Capital, Inc.

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AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998
(Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME:
     Dividends................................................... $     63,655
     Interest....................................................        6,051
                                                                 -------------
Total Investment income..........................................       69,706
                                                                 -------------

EXPENSES:
     Advisory....................................................       67,239
     Administration..............................................       22,200
     Transfer agency.............................................        3,144
     Auditing....................................................       10,150
     Legal.......................................................       27,510
     Directors...................................................        3,781
     Custody.....................................................        1,533
     Amortization of organization costs..........................        9,731
     Other.......................................................        7,310
                                                                 -------------
Total expenses...................................................      152,598
                                                                 -------------
NET INVESTMENT LOSS..............................................      (82,892)
                                                                 -------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
     Net realized gain on investments............................       77,879
     Net change in unrealized appreciation.......................    2,817,175
                                                                 -------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS.................................................    2,895,054
                                                                 -------------

INCREASE IN NET ASSETS FROM OPERATIONS........................... $  2,812,162
                                                                 =============


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See Notes to Financial Statements                          Avalon Capital, Inc.

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AVALON CAPITAL, INC
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                For the six months   For the year
                                                       ended            ended
                                                 February 28, 1998  August 31, 1997
                                                     (Unaudited)

FROM INVESTMENT ACTIVITIES:
     Net investment loss..........................  $   (82,892)   $    (87,632)
     Net realized gain (loss) on investments......       77,879         (37,380)
     Net unrealized appreciation..................    2,817,175       2,859,839

     Net increase in net assets
         resulting from operations................    2,812,162       2,734,827

DISTRIBUTION TO SHAREHOLDERS FROM:
     Net investment income........................         --             --

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of shares.................       97,991         218,806
     Shares repurchased...........................     (759,014)       (863,866)

     Net increase/(decrease) in net assets from
         capital share transactions...............     (661,023)       (645,060)

NET INCREASE  IN NET ASSETS.......................    2,151,139       2,089,767

NET ASSETS:
Beginning of period...............................   12,269,440      10,179,673

End of period..................................... $ 14,420,579    $ 12,269,440


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See Notes to Financial Statements                          Avalon Capital, Inc.

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AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS
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
Selected Data for a Share Outstanding During the Period

                                       For the six month   For the year    November 20, 1995*
                                             ended             ended         through
                                       February 28, 1998  August 31, 1997 August 31, 1996 (Unaudited)

Beginning net asset value per share            $13.35          $10.51          $10.00

Net investment loss                             (0.09)          (0.09)            -
Net realized and unrealized gain on securities   3.14            2.93            0.60
Distribution from net investment income           -               -             (0.04)
Offering cost                                     -               -             (0.05)

Ending net asset value per share               $16.40          $13.35          $10.51

Ending market value per share                  $15.00          $13.75          $10.88

Ratios to average net assets:
        Expenses                                 2.29%**         2.22%           3.14%**
Total return:
     Based upon net asset value                 51.43%**        27.02%           5.48%
     Based upon market value                    19.18%**        26.38%           9.18%
Portfolio turnover rate                          6.38%           8.89%           0.00%
Average brokerage commission rate +             $0.0556         $0.0612         $ .0450
Net assets at end of period (000's omitted)     $14,421         $12,269         $10,180

  *  Commencement of operations
 **  Annualized
  + Amount represents average commission per share, paid to brokers, on the purchase and sale of portfolio securities.


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See Notes to Financial Statements                          Avalon Capital, Inc.

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AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1998
(Unaudited)
-------------------------------------------------------------------------------


1.   Organization
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2.   Summary Of Significant Accounting Policies
The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

Security Valuation - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

Interest and Dividend Income and Dividends to Shareholders - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities.

Organizational Costs - The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

Federal Income Tax - The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3.  Advisory, Servicing Fees and Other Transactions with Affiliates
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $44,400 per year . ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.


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                                                          Avalon Capital, Inc.

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AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1998
(Unaudited)
-------------------------------------------------------------------------------



American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.


4.  Securities Transactions
Cost of purchases and proceeds from sales (excluding short-term investments) during the six months ended February 28, 1998, amounted to $868,866 and $844,767, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of February 28, 1998 was $6,103,772 and $10,100, respectively.

Realized gains and losses on investments sold are recorded on the basis of identified cost.


5.  Capital Share Transactions
There are 100 million shares of $.001 par value common stock authorized. The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. During the six months ended February 28, 1998, the Fund issued 1,601 shares in connection with the Plan. The Fund annually makes offers to holders of its stock to repurchase not less than 5% nor more than 25% of its stock pursuant to rule 23c-3 under the Investment Company Act of 1940. On February 27, 1998, the Fund redeemed 46,281 shares in connection with its annual repurchase of shares. On a calendar quarter basis, the Fund may offer to sell additional shares to current shareholders and other investors who are not currently shareholders. The Fund issued 5,288 shares on September 30, 1997.



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                                                          Avalon Capital, Inc.

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AVALON CAPITAL, INC.
OTHER INFORMATION

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AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital's common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co. , the Fund's transfer agent at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

Share Information
Avalon Capital's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (516) 951-0500.

Shares of Avalon Capital are listed for trading on the NASDAQ SmallCap Market System, and trade prices can be found in newspaper tables on days following trades in the Fund's shares. Current quotes are also available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

Account Information
If your Avalon Capital shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

If you have other questions about Avalon Capital, you may write us at Avalon Capital, Inc., 34 Chambers Street, Suite 200, Princeton, NJ 08542, or call (609) 683-3916.


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                                                          Avalon Capital, Inc.

Avalon Capital, Inc.

Directors
William Endicott
Daniel E. Hutner
Nancy Watson Hutner
Edward Rosen
Donald Smith

INVESTMENT ADVISER
Hutner Capital Management, Inc.
34 Chambers Street
Suite 200
Princeton, NJ 08542

ADMINISTRATOR
American Data Services, Inc.
150 Motor Parkway
Suite 109
Hauppauge, NY 11788

DISTRIBUTOR
ADS Distributors, Inc.
670 2nd Street, Suite A
Safety Harbor, FL 34695

CUSTODIAN
Star Bank, NA
425 Walnut Street
Cincinnati, OH 45201

LEGAL COUNSEL
Battle Fowler LLP
75 East 55th Street
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Investor Information:  (516) 951-0500

This report is authorized for distribution only to shareholders and to others who have received a copy of the Avalon Capital, Inc. Fund Prospectus.